DOMINION FUNDS, INC.

FAIRFAX GLOBAL TRENDS FUND

Class N (DOIGX) and Class I (FGTGX)

FAIRFAX GOLD AND PRECIOUS METALS FUND

Class N (GOLMX) and Class I (GOLLX)

Supplement dated June 17, 2013 to the Prospectuses dated January 8, 2013

The Board of Directors (the “Board”) of the Dominion Funds, Inc., consisting of the Fairfax Global Trends Fund and the Fairfax Gold and Precious Metals Fund (each a “Fund” and collectively the “Funds”), has concluded that it is in the best interests of the Funds and the Funds’ shareholders that the Funds cease operations.  The Board has determined to close the Funds and redeem all outstanding shares on June 27, 2013.

The Funds are no longer pursuing their stated investment objectives. The Funds will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of each Fund are otherwise not available for purchase.

Prior to June 27, 2013, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Funds is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO THE CLOSE OF BUSINESS ON JUNE 27, 2013 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-866-270-1222.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of each Fund’s shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectuses dated January 8, 2013, provide relevant information for all shareholders and should be retained for future reference. Both Prospectuses and the Statement of Additional Information dated January 8, 2013, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-866-270-1222.